SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                     Date of Report:    September 12, 2000

               Date of Earliest Event Reported:  August 31, 2000



                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On August 31, 2000, Registrant issued a press release announcing the results of operations for the three- and twelve-month periods ended June 30, 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
                Number                  Description
               --------  ------------------------------------------------

                   99 Copy of press release announcing the results of operations for the three- and twelve-month periods ended June 30, 2000.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                          TANDYCRAFTS, INC.


Date:  September 12, 2000                 By:/s/ Michael J. Walsh
                                             --------------------------
                                             Michael J. Walsh, Chairman
                                             and Chief Executive Officer



Date:  September 12, 2000                 By:/s/ James D. Allen
                                             --------------------------
                                             James D. Allen, President
                                             and Chief Operating Officer



Date:  September 12, 2000                 By:/s/ Leo Taylor
                                             --------------------------
                                             Leo Taylor
                                             Senior Vice President of Finance